Statements of Operations (Unaudited) - Quarterly (USD $)	2 Months Ended	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2014
Quarterly Member
Sales	$ 38,616	$ 73,919
Cost of Sales	15,511	20,344
Gross Profit	23,105	53,575
COSTS AND EXPENSES:
General and administrative	26,850	43,570
Advertising and marketing	1,325	9,198
Total Cost and expenses	28,175	52,768
NET LOSS	$ (5,070)	$ 807
Loss per common share	$ 0.00	$ 0.00
Weighted average common shares outstanding	3,846,000,000	4,058,363,899